Exhibit 99.1

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Aries Ventures Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the Quarterly Period Ended June 30, 2002 (the "Report"), each of the undersigned does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                          /s/ MARK S. ZUCKER
Date:  December 23, 2002             By:  ___________________________
                                          Mark S. Zucker
                                          Chairman of the Board of
                                          Directors


                                          /s/ ROBERT N. WEINGARTEN
Date:  December 23, 2002             By:  ___________________________
                                          Robert N. Weingarten
                                          President and Chief
                                          Financial Officer